EXHIBIT 99.2

Fourth Quarter and Full Year 2008 Financial Review and Analysis (Unaudited) January 29, 2007 DRAFT: Friday Evening Final

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; credit risks; ability of the Company to obtain adequate financing arrangements; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases, without a significant loss of volume; (3) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition. The financial information presented in this document represents preliminary, unaudited financial results. Slide 3

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-5 to Exhibit 99.1, news release dated January 29, 2007, and Slides 18 and 19 of this document.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies a quarterly tax rate to the accounting adjustments in order for the year-to-date tax rate on non-GAAP income to be consistent with the year-to-date GAAP tax rate. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 3

Full Year 2007 Overview Total sales up approximately 1% on an organic basis, reflecting soft market conditions in several key segments (particularly in second half of the year) and inventory reductions by Office Products customers Reported sales up 13%, driven primarily by the Paxar acquisition and currency translation Challenging year driven by economic and market conditions, including competitive price environment for the roll materials business in North America and Europe Continued strength in emerging markets, particularly for materials businesses in China, India, and the ASEAN region Completion of Paxar acquisition; identification of $115 to $125 mil. in annual cost synergies when integration is complete Actions taken to drive annualized cost savings of $45 to $50 million (in addition to acquisition integration savings); further actions underway

Fourth Quarter Overview Net sales increased 21.4% over prior year Net effect of Paxar acquisition was approx. 15% Currency added 7% ($0.05 benefit to earnings per share) Sales declined modestly (0.6%) on an organic basis Operating margin before restructuring and asset impairment charges and transition costs associated with the Paxar integration increased by 20 basis points vs. prior year Restructuring and other productivity initiatives more than offset the cost of raw material inflation and competitive price environment Headwinds also included 40 basis points of margin compression from addition of base Paxar business (margin of base business is lower than Company-average before integration savings) Benefited from lower than anticipated corporate expense

Fourth Quarter Overview (continued) Effective tax rate for the quarter and year was approximately 19%. Annual tax rate expected to be in the 18-20% range for the foreseeable future Reported E.P.S. of $0.81 includes $0.27 of restructuring charges, asset impairment, and transition costs for Paxar integration $0.13 of restructuring and asset impairment charges, including $0.08 related to Paxar $0.14 of transition costs associated with Paxar integration Adjusted E.P.S. of $1.08 Adjusted earnings per share includes $0.03 of estimated accretion from the base Paxar business, including interest on acquisition debt and amortization of intangibles

Reported Sales Growth 3.5% 3.9% 8.1% 18.5% 21.4% Management Analysis of Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). Q4-06 Q1-07 Q2-07 Organic Sales Growth(1) 2.0% 1.3% 2.0% (0.1)% (0.6%) Acquisitions, Net of Divestitures (1.1)% (0.8)% 2.5% 14.5% 15.1% Currency 2.6% 3.5% 3.5% 4.1% 7.0% Q3-07 Q4-07

Gross Profit Margin (Total Company) 28.1% 29.0% 27.7% Operating Margin (non-GAAP(2)): Pressure-Sensitive Materials 9.0% 9.4% 9.5% Retail Information Services (RIS) 6.8% 7.0% 3.0% Office and Consumer Products 21.9% 19.9% 18.5% Other Specialty Converting 2.1% 1.3% 5.7% Total Company 9.6% 9.0% 9.0% Impact of RFID on reported margin: (0.4)% (0.4)% (0.4)% Total Company Excluding RFID 10.0% 9.4% 9.4% (1) See Slides 18 and 19 for reconciliation to reported results for Total Company and RIS. (2) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. Q4-07 Q4-06 Q3-07 Margin Analysis (prior periods restated for change in LIFO accounting) Adjusted(1)

Key Factors Impacting Margin (see Slide 18 for prior year reconciliation for Paxar) Gross profit margin before Paxar integration costs improved 10 basis points compared to prior year margin, as reported Adjusting the prior year number to include Paxar, gross profit margin declined 90 basis points This decline reflects impact of price competition and higher raw material costs, as well as negative segment and product mix shifts, partially offset by restructuring savings and other sources of productivity Marketing, general and administrative (MG&A) expense ratio before Paxar integration costs improved by 20 basis points compared to prior year MG&A ratio, as reported Adjusting the prior year number to include Paxar, MG&A expense ratio improved by 170 basis points Absolute MG&A spending was down about $13 mil. vs. adjusted prior year, as cost reductions more than offset the effects of currency (approx. $11 mil.), amortization of intangibles related to Paxar acquisition (approx. $6 mil.), and general inflation

PRESSURE-SENSITIVE MATERIALS Reported sales of $890 mil., up 9% compared with prior year Organic sales growth of approx. 2%, a modest improvement over Q3 pace Change in sales for roll materials business by region, adjusted for the effect of currency: Europe up at low single digit rate, a modest improvement vs. Q3 trend North America declined at low single digit rate, similar to Q3 Asia growth in mid-teens South America up mid single digit Graphics & Reflective business increased at mid single-digit rate before currency Excluding restructuring and asset impairment charges, operating margin declined 40 basis points vs. prior year to 9.0%, as the negative effects of pricing and raw material inflation more than offset benefits from restructuring and other productivity initiatives Q4-2007 Segment Overview

Q4-2007 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $411 mil., up 144% compared with prior year primarily due to the Paxar acquisition Organic sales growth of approx. 1% Slowdown vs. historical trend and long-term target reflects decline in orders for apparel shipped to North American retailers and brand owners, reflecting a weak domestic retail market. Sales on products destined for European market remain solid (> 10%) Operating margin before transition costs, restructuring, and asset impairment charges declined 90 basis points to 6.8% Adjusting the prior year number to include Paxar (see Slide 19), operating margin before transition costs, restructuring, and asset impairment charges declined 20 basis points Integration synergies of approx. $11 mil. more than offset the effects of intangible amortization (approx. $6 mil.) and higher corporate cost allocation (approx. $4 mil.) Realized volume growth insufficient to cover inflation in employee-related costs (e.g., headcount additions and rapid salary inflation in China)

Target Target Est. Pre-Tax Target Pre-Tax Cost Annual E.P.S. Depreciation & EBITDA(1) Savings Accretion(1) Amortization Accretion 2008 $80 - $90 $0.35 - $0.45 ~ $70 $175 - $190 2009 $110 - $120 $0.65 - $0.80 ~ $75 $215 - $235 2010 $115 - $125 $0.85 - $1.00 ~ $75 $240 - $260 Financing Weighted average interest expense of 5% based on current short-term rates Combination of senior notes, mandatory convertibles, and short-term debt (47% floating) Maintained BBB+ credit rating Estimated One-Time Cash Integration Costs(2) Cash Restructuring / Transition Costs(3): $125 - $135 Capital / IT Investments: $ 40 - $ 45 Total Cash Costs: $165 - $180 (1) Excluding one-time integration costs. Reflects near-term margin compression in base business, offset by lower interest expense than previously assumed, with productivity improvement over time. Assumes 3% to 5% compound annual growth on 2007 sales through 2010, with 2008 range reflecting 1% to 4% top line growth. (2) Excludes non-cash charges (e.g., asset write-offs) taken to either the P&L or balance sheet (3) Severance, change in control payments, consulting fees, etc. Paxar Financial Outlook (Millions, except as noted) Estimated Timing of Cash Outflows 2007 45% 2008 35-40% 2009 15-20%

Q4-2007 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $272 mil., down 5% compared with prior year Organic sales decline of approx. 8%, due to customer inventory reductions ($18 mil. estimated impact to net sales) Excluding restructuring and asset impairment charges, operating margin increased 200 basis points to 21.9%, reflecting the benefits of: Restructuring actions and other productivity initiatives Tight management of expenses Selective price increases (effective January 2007) and lower volume-based rebates OTHER SPECIALTY CONVERTING Reported sales of $141 mil., down 2% compared with prior year Organic sales decline of approx. 6%, or a decline of 2% adjusted for exit of low margin distribution business Excluding restructuring and asset impairment charges, operating margin increased by 80 basis points to 2.1%, reflecting improvement in RFID

FY 2007 Cash Flow and Y/E Debt-To-Total Capital (Millions, except as noted) 2007 2006 Cash flow from operations $499.4 $510.8 Payment for capital expenditures $190.5 $161.9 Payment for software and other deferred charges $ 64.3 $ 33.4 Free Cash Flow(1) $244.6 $315.5 Dividends $171.8 $171.8 Share Repurchase $ 63.2 $157.7 Total debt to total capital at year-end 53.1% 36.3% (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges

2008 Earnings Guidance: Key Considerations Guidance for adjusted (non-GAAP) earnings per share (see Slide 17 for reconciliation to GAAP): $4.15 to $4.55 Performance within range is highly dependent on organic growth Low end of range assumes organic growth of 1%, net of about $50 mil. in assumed price reductions Company-wide High end of range assumes organic growth of 3%, with a more neutral impact from pricing (carryover of 2007 price decline partially offset with increases) Positive factors contributing to our outlook: Incremental cost synergies from Paxar integration ($60 to $70 mil.) Restructuring actions already announced ($25 to $30 mil. incremental to 2007) Other restructuring and ongoing productivity initiatives Price increases to offset raw material inflation Reduced loss from building RFID business ($10 mil.) Currency translation benefit of 2% to 3% to top-line (E.P.S. benefit of ~ $0.08) Offsetting factors vs. 2007: Higher interest ($20 to $30 mil.) and stock option expense (~ $10 mil.) Raw material inflation (1.5% to 2.0% before cost-outs, or approx. $50 to $55 mil.) General inflation and reinvestment of savings for growth

Summary of Assumptions: Reported revenue up 9.5% to 12.5%, including 2% to 3% benefit from currency, and 6.5% from Paxar acquisition effect (anniversary in mid- June) 1.5% to 2.0% inflation in overall raw material costs, offset with benefit from global sourcing strategies, material cost-outs, and price increases Operating margin of 9.0% to 10.0% Interest expense of $125 to $135 mil. Tax rate in the range of 18% to 20% Negligible change in shares outstanding Seasonal considerations - Q1 approx. 20% of full year earnings: RIS business is seasonally stronger in Q2 and Q4 (impact to total Company magnified with Paxar acquisition) Savings from recently announced productivity actions ramp up in back half of the year Stock option expense is higher in Q1 2008 Earnings Guidance: Assumptions

2008 Earnings and Free Cash Flow Guidance 2008 Guidance Reported (GAAP) Earnings Per Share $3.80 - $4.20 Add Back: Estimated Integration Transition Costs, Restructuring and Asset Impairment Charges* ~ $0.35 Adjusted (non-GAAP) Earnings Per Share $4.15 to $4.55 * Subject to revision as plans are finalized Capital Expenditures & Investments in Software (ex-integration) ~ $195 mil. Free Cash Flow (before dividends) $400 to $450 mil. Cash Costs of Paxar Integration (before tax) ~ $ 65 mil.

Backup: Fourth Quarter Margin Comparison Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company Reconciliation for Effects of Paxar - Total Company

Backup: Fourth Quarter Margin Comparison Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS Reconciliation for Effects of Paxar - RIS

Back-up: Prior Period Restatements for Change in LIFO Accounting Rationale for discontinuing LIFO accounting: Time-consuming to track with no economic benefit Inconsistent accounting methodology across business units within the Company (e.g., LIFO accounting only used within the U.S.) Magnitude of annual LIFO adjustment is typically immaterial to total results: For summary of adjustments to restate prior period operating income by segment, see "Q4-07 Restatement for LIFO", posted at the Investor Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website Relations section of our website